Exhibit 32.1
CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Scott Dietzen, certify pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Pure Storage, Inc. for the fiscal year ended January 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and result of operations of Pure Storage, Inc.

Date:	March 28, 2017	By:	/s/ Scott Dietzen
Scott Dietzen
Chief Executive Officer (Principal Executive Officer)
I, Timothy Riitters, certify pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Pure Storage, Inc. for the fiscal year ended January 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and result of operations of Pure Storage, Inc.

Date:	March 28, 2017	By:	/s/ Timothy Riitters
Timothy Riitters
Chief Financial Officer (Principal Financial Officer)
The foregoing certifications are not deemed filed with the Securities and Exchange Commission for purposes of the Securities Exchange Act of 1934, as amended (Exchange Act), and are not to be incorporated by reference into any filing of Pure Storage, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.